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                                                                      Exhibit 24


                                POWER OF ATTORNEY


  We, the undersigned directors of The Kroll-O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Abram S. Gordon or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to 921,000 additional shares issuable under the Company's 1996 Stock Option Plan, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statement and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 30th day of October, 1998.

Signature                                     Title
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/s/ Jules B. Kroll                            Director
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Jules B. Kroll



/s/ Thomas M. O'Gara                          Director
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Thomas M. O'Gara



/s/ Wilfred T. O'Gara                         Director
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Wilfred T. O'Gara



/s/ Michael G. Cherkasky                      Director
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Michael G. Cherkasky



/s/ Marshall S. Cogan                         Director
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Marshall S. Cogan



/s/ Michael J. Lennon                         Director
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Michael J. Lennon





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/s/ Raymond E. Mabus                          Director
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Raymond E. Mabus



/s/ Hugh E. Price                             Director
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Hugh E. Price



/s/ Jerry E. Ritter                           Director
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Jerry E. Ritter



/s/ William S. Sessions                       Director
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William S. Sessions



/s/ Howard I. Smith                           Director
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Howard I. Smith